                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 16, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.

               Delaware                                 36-4514369
       (State of Incorporation)             (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte,
          North Carolina                                  28255
Address of principal executive offices                  (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------         -----------
    (99)            Collateral Term Sheets,
                    Computational Materials
                    and Structural Term Sheets
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Mortgage
                    Securities, Inc., Mortgage
                    Pass-Through Certificates,
                    Series 2004-A

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.

January 16, 2004


                                        By: /s/ Judy Lowman
                                            ------------------------------------
                                            Judy Lowman
                                            Vice President

                                INDEX TO EXHIBITS


                                                    Paper (P) or
Exhibit No.   Description                           Electronic (E)
-----------   -----------                           --------------

   (99)       Collateral Term Sheets,                      E
              Computational Materials
              and Structural Term Sheets
              prepared by Banc of America
              Securities LLC in connection
              with Banc of America Mortgage
              Securities, Inc., Mortgage Pass-
              Through Certificates, Series 2004-A